SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lake Drive, Northfield, Illinois		60093-2753
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 24, 2006 (the “Transaction Date”), Kraft Foods Global, Inc. (“Kraft”), a wholly owned subsidiary of Kraft Foods Inc., entered into several agreements with Altria Corporate Services, Inc. (“ALCS”), pursuant to which Kraft either purchased from ALCS, or assumed ALCS’s obligations relating to the lease of, certain real property, as described below.  The real property involved in these transactions, though owned or leased by ALCS, was being used by Kraft as part of its operations, for which use Kraft had been reimbursing ALCS.

Wilkes Barre, Pennsylvania.  On the Transaction Date, Kraft entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with ALCS, pursuant to which Kraft purchased certain real estate located in Wilkes Barre, Pennsylvania (the “Wilkes Barre Real Property”) from ALCS.  In addition, pursuant to the Purchase Agreement, ALCS sold to Kraft, and Kraft purchased from ALCS, certain personal property located on the Wilkes Barre Real Property. Under the terms of the Purchase Agreement, Kraft paid to ALCS $9.3 million in consideration for the acquisition of the Wilkes Barre Real Property and the related personal property.

San Antonio, Texas.  On the Transaction Date, Kraft entered into an Assignment and Assumption of Lease (the “Assignment and Assumption Agreement”) with ALCS, pursuant to which ALCS assigned to Kraft, and Kraft assumed, all of ALCS’s rights under a lease for certain real property located in San Antonio, Texas (the “San Antonio Real Property”).  In connection with the Assignment and Assumption Agreement, Kraft also purchased from ALCS pursuant to a Bill of Sale, dated as of the Transaction Date,  certain personal property located on the San Antonio Real Property for a purchase price of $6.0 million.

The foregoing descriptions of the Purchase Agreement, the Assignment and Assumption Agreement and the Bill of Sale are qualified in their entirety by reference to the complete terms and conditions of the Purchase Agreement, the Assignment and Assumption Agreement and the Bill of Sale, as the case may be, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1 10.2 10.3	Purchase and Sale Agreement, dated as of May 24, 2006 Assignment and Assumption of Lease, dated as of May 24, 2006 Bill of Sale, dated as of May 24, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

By:	/s/ James P. Dollive
Name: James P. Dollive
Title: Executive Vice President and
Chief Financial Officer

Date:  May 24, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1 10.2 10.3	Purchase and Sale Agreement, dated as of May 24, 2006 Assignment and Assumption of Lease, dated as of May 24, 2006 Bill of Sale, dated as of May 24, 2006